UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2005

Western Alliance Bancorporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2700 W. Sahara Avenue, Las Vegas, Nevada		89102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702.248.4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

See Item 5.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2005, the Company amended its Amended and Restated By-Laws to add a new Section 9 to Article VII. The new section establishes limited exemptions from the provisions of Nevada Revised Statutes 78.378 to 78.3793. Such amendment became effective immediately upon adoption by the Board of Directors. This description does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws of the Company, which are attached as Exhibit 3.1 hereto and are incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Alliance Bancorporation

October 13, 2005	By:	Dale Gibbons

Name: Dale Gibbons
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Western Alliance Bancorporation, as amended